                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   DECEMBER 30, 1996


                             ECKLER INDUSTRIES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                  1-14082                  59-1469577
          -------                  -------                  ----------
     (State or other      (Commission File Number)        (IRS Employer
     jurisdiction of                                   Identification No.)
    incorporation or
      organization)


5200 SOUTH WASHINGTON AVENUE, TITUSVILLE, FLORIDA              32780
-------------------------------------------------              -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:   (407) 269-9680

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On December 30, 1996, the Registrant announced that it entered into an Agreement and Plan of Merger with Smart Choice Holdings, Inc., Eckler Acquisition Corporation, Ralph Eckler, Thomas E. Conlan, and Gerald C. Parker. A copy of the Agreement is included as an Exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.    None.

     (B) PRO FORMA FINANCIAL INFORMATION:    None.

     (C) EXHIBITS:

               2.1 Agreement and Plan of Merger dated December 30, 1996, by and between Eckler Industries, Inc., Smart Choice Holdings, Inc., Eckler Acquisition Corporation, Ralph Eckler, Thomas
                    E. Conlan and Gerald C. Parker.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ECKLER INDUSTRIES, INC.


                                   By:  /s/ Ralph H. Eckler
                                      -------------------------------------
                                      Ralph H. Eckler
                                      President and Chief Executive Officer


Date:     December 31, 1996

                                        2